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                                                                    Exhibit 99.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of ConocoPhillips (the company) on Form 10-K for the period ending December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the Report), I, John A. Carrig, Executive Vice President, Finance, and Chief Financial Officer of ConocoPhillips, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.


Date: March 24, 2003


                                               /s/ John A. Carrig
                                    --------------------------------------------
                                                   John A. Carrig
                                    Executive Vice President, Finance, and Chief
                                                  Financial Officer



A signed original of this written statement required by Section 906 has been provided to ConocoPhillips and will be retained by ConocoPhillips and furnished to the Securities and Exchange Commission or its staff upon request.